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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 28, 2003





                          EXTENDED SYSTEMS INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





            DELAWARE               000-23597                    82-0399670
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(STATE OR OTHER JURISDICTION OF   (COMMISSION               (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)   FILE NUMBER)            IDENTIFICATION NUMBER)




                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                  (208)322-7575
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit 99.1 Extended Systems Incorporated Press Release issued July 28, 2003.





ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On July 28, 2003, Extended Systems Incorporated, a Delaware corporation, issued a press release describing its financial results for its fourth fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 31, 2003                           EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ KARLA K. ROSA
                                                   ----------------------------
                                                       Karla K. Rosa
                                                       Chief Financial Officer
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                                  EXHIBIT INDEX


Exhibit
Number
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 99.1     Extended Systems Incorporated Press Release issued July 28, 2003.